Exhibit (d)(9)
Amended Annex A
The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:
Goldman Sachs Asset Management, L.P.

Annual Rate
Goldman Sachs-Financial Square Prime Obligations Fund	0.205%
Goldman Sachs-Financial Square Money Market Fund	0.205%
Goldman Sachs-Financial Square Treasury Obligations Fund	0.205%
Goldman Sachs-Financial Square Treasury Instruments Fund	0.205%
Goldman Sachs-Financial Square Government Fund	0.205%
Goldman Sachs-Financial Square Federal Fund	0.205%
Goldman Sachs-Financial Square Tax-Free Money Market Fund	0.205%
Goldman Sachs Government Income Fund	0.54% on first $1 billion
0.49% over $1 billion up to $2 billion
0.47% over $2 billion up to $5 billion
0.46% over $5 billion up to $8 billion
0.45% over $8 billion
Goldman Sachs Municipal Income Fund	0.55% on first $1 billion
0.50% over $1 billion up to $2 billion
0.48% over $2 billion up to $5 billion
0.47% over $5 billion up to $8 billion
0.46% over $8 billion
Goldman Sachs High Yield Fund	0.70% on first $2 billion
0.63% over $2 billion up to $5 billion
0.60% over $5 billion up to $8 billion
0.59% over $8 billion
Goldman Sachs Balanced Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion
Goldman Sachs Growth and Income Fund	0.70% on first $1 billion
0.63% over $1 billion up to $2 billion
0.60% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.58% over $8 billion
Goldman Sachs Mid Cap Value Fund	0.75% on first $2 billion
0.68% over $2 billion up to $5 billion
0.65% over $5 billion up to $8 billion
0.64% over $8 billion
Goldman Sachs Small Cap Value Fund	1.00% on first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion

Annual Rate
Goldman Sachs Capital Growth Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.80% over $2 billion
Goldman Sachs Structured U.S. Equity Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion
Goldman Sachs Structured Large Cap Growth Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion
Goldman Sachs Structured Small Cap Equity Fund[1]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.72% over $8 billion
Goldman Sachs Structured International Equity Fund[1]	0.85% on first $1 billion
0.77% over $1 billion up to $2 billion
0.73% over $2 billion up to $5 billion
0.72% over $5 billion up to $8 billion
0.71% over $8 billion
Goldman Sachs Real Estate Securities Fund[1]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs Structured Large Cap Value Fund[3]	0.60% on first $1 billion
0.54% over $1 billion up to $2 billion
0.51% over $2 billion up to $5 billion
0.50% over $5 billion up to $8 billion
0.49% over $8 billion
Goldman Sachs Strategic Growth Fund[4]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs Growth Opportunities Fund[4]	1.00% on first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion

Annual Rate
Goldman Sachs Tollkeeper Fund[5]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs Large Cap Value Fund[6]	0.75% on first $1 billion
0.68% over $1 billion up to $2 billion
0.65% over $2 billion up to $5 billion
0.64% over $5 billion up to $8 billion
0.63% over $8 billion
Goldman Sachs High Yield Municipal Fund[7]	0.55% on first $2 billion
0.50% over $2 billion up to $5 billion
0.48% over $5 billion up to $8 billion
0.47% over $8 billion
Goldman Sachs Structured Tax—Managed Equity Fund[7]	0.70% on first $1 billion
0.63% over $1 billion up to $2 billion
0.60% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.58% over $8 billion
Goldman Sachs Enhanced Income Fund[8]	0.25% on first $1 billion
0.23% over $1 billion up to $2 billion
0.22% over $2 billion up to $5 billion
0.22% over $5 billion up to $8 billion
0.22% over $8 billion
Goldman Sachs Concentrated Growth Fund[9]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs Emerging Markets Debt Fund[10]	0.80% on first $2 billion
0.72% over $2 billion up to $5 billion
0.68% over $5 billion up to $8 billion
0.67% over $8 billion
Goldman Sachs U.S. Mortgages Fund[11]	0.40% on first $1 billion
0.36% over $1 billion up to $2 billion
0.34% over $2 billion up to $5 billion
0.33% over $5 billion up to $8 billion
0.32% over $8 billion
Goldman Sachs Investment Grade Credit Fund[11]	0.40% on first $1 billion
0.36% over $1 billion up to $2 billion
0.34% over $2 billion up to $5 billion
0.33% over $5 billion up to $8 billion
0.32% over $8 billion
Goldman Sachs Small/Mid-Cap Growth Fund[12]	1.00% on the first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion
Goldman Sachs U.S. Equity Dividend and Premium Fund[13]	0.75% on first $1 billion
0.68% over $1 billion up to $2 billion
0.65% over $2 billion up to $5 billion
0.64% over $5 billion up to $8 billion
0.63% over $8 billion

Annual Rate
Goldman Sachs Structured International Equity Flex Fund[14]	1.10% on first $1 billion
0.99% over $1 billion up to $2billion
0.94% over $2 billion up to $5 billion
0.92% over $5 billion up to $8 billion
0.90% over $8 billion
Goldman Sachs International Real Estate Securities Fund[15]	1.05% on first $2 billion
0.95% over $2 billion up to $5 billion
0.90% over $5 billion up to $8 billion
0.88% over $8 billion
Goldman Sachs Core Plus Fixed Income Fund[16]	0.45% on first $1 billion
0.41% over $1 billion up to $2 billion
0.39% over $2 billion up to $5 billion
0.38% over $5 billion up to $8 billion
0.37% over $8 billion
Goldman Sachs Structured Small Cap Value Fund[17]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.72% over $8 billion
Goldman Sachs Structured Small Cap Growth Fund[17]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.72% over $8 billion
Goldman Sachs Commodity Strategy Fund[18]	0.50% up to $2 billion
0.45% over $2 billion up to $5 billion
0.43% over $5 billion up to $8 billion
0.42% over $8 billion
Goldman Sachs Structured Emerging Markets Equity Fund[19]	1.00% on first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion
Goldman Sachs Structured International Small Cap Fund[19]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.72% over $8 billion
Goldman Sachs Structured International Tax-Managed Equity Fund[19]	0.85% on first $1 billion
0.77% over $1 billion up to $2 billion
0.73% over $2 billion up to $5 billion
0.72% over $5 billion up to $8 billion
0.71% over $8 billion
Goldman Sachs International Equity Dividend and Premium Fund[19]	0.81% on first $1 billion
0.73% over $1 billion up to $2 billion
0.69% over $2 billion up to $5 billion
0.68% over $5 billion up to $8 billion
0.67% over $8 billion

Annual Rate
Goldman Sachs Inflation Protected Securities Fund[20]	0.33% on first $1 billion
0.30% over $1 billion up to $2 billion
0.28% over $2 billion up to $5 billion
0.27% over $5 billion up to $8 billion
0.26% over $8 billion
Goldman Sachs Absolute Return Tracker Fund[21]	1.15% on first $1 billion
1.04% over $1 billion up to $2 billion 0.99% over $2 billion up to $5 billion
0.97% over $5 billion up to $8 billion
0.95% over $8 billion
Goldman Sachs Local Emerging Markets Debt Fund[22]	0.90% on first $2 billion
0.81% over $2 billion up to $5 billion 0.77% over $5 billion up to $8 billion
0.75% over $8 billion
Goldman Sachs All Cap Growth Fund[22]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs U.S. Equity Fund[23]	0.70% on first $1 billion
0.63% over $1 billion up to $2 billion
0.60% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.58% over $8 billion
Goldman Sachs Dynamic Allocation Fund[23]	0.90% on first $1 billion
0.81% over $1 billion up to $2 billion
0.77% over $2 billion
Goldman Sachs Strategic Income Fund[24]	0.60% on first $1 billion
0.54% over $1 billion up to $2 billion
0.51% over $2 billion up to $5 billion
0.50% over $5 billion up to $8 billion
0.49% over $8 billion
Goldman Sachs Asset Management International
Goldman Sachs Global Income Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion
Goldman Sachs Concentrated International Equity Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs Emerging Markets Equity Fund	1.20% on first $2 billion
1.08% over $2 billion up to $5 billion
1.03% over $5 billion up to $8 billion
1.01% over $8 billion

Annual Rate
Goldman Sachs Asia Equity Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs International Small Cap Fund[2]	1.10% on first $2 billion
0.99% over $2 billion up to $5 billion
0.94% over $5 billion up to $8 billion
0.92% over $8 billion
Goldman Sachs BRIC Fund[15]	1.30% on the first $2 billion
1.17% over $2 billion up to $5 billion
1.11% over $5 billion up to $8 billion
1.09% over $8 billion
Goldman Sachs Strategic International Equity Fund[17]	0.85% on first $1 billion
0.77% over $1 billion up to $2 billion
0.73% over $2 billion up to $5 billion
0.72% over $5 billion up to $8 billion
0.71% over $8 billion
PURSUANT TO AN EXEMPTION FROM THE COMMODITIES FUTURES TRADING COMMISSION (“CFTC”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OR COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING PROGRAM ADOPTED HEREUNDER OR ANY BROCHURE OR ACCOUNT DOCUMENT.

Dated: June 17, 2010		GOLDMAN SACHS TRUST

		By:	/s/ James McNamara

Name: James McNamara
Title: President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.		GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By:	/s/ James McNamara	By:	/s/ James McNamara

	Name:		Name:
	Title:		Title:

1	This Management Agreement was approved on behalf of the Structured Small Cap Equity Fund (formerly CORE Small Cap Equity Fund), Structured International Equity Fund (formerly, CORE International Equity Fund) and Real Estate Securities Fund at the July 21, 1997 Goldman Sachs Trust Board Meeting.

2	This Management Agreement was approved on behalf of the International Small Cap Fund at the April 23, 1998 Goldman Sachs Trust Board Meeting.

3	This Management Agreement was approved on behalf of the Structured Large Cap Value Fund (formerly, CORE Large Cap Value Fund) at the November 3, 1998 Goldman Sachs Trust Board Meeting.

4	This Management Agreement was approved on behalf of the Strategic Growth Fund and Growth Opportunities Fund at the April 28, 1999 Goldman Sachs Trust Board Meeting.

5	This Management Agreement was approved on behalf of the Tollkeeper Fund at the July 27, 1999 Goldman Sachs Trust Board Meeting.

6	This Management Agreement was approved on behalf of the Large Cap Value Fund at the October 26, 1999 Goldman Sachs Trust Board Meeting.

7	This Management Agreement was approved on behalf of the High Yield Municipal Fund and the Structured Tax-Managed Equity Fund (formerly, CORE Tax-Managed Equity Fund) at the February 3, 2000 Goldman Sachs Trust Board Meeting.

8	This Management Agreement was approved on behalf of the Goldman Sachs Enhanced Income Fund at the April 26, 2000 Goldman Sachs Trust Board Meeting

9	This Management Agreement was approved on behalf of the Concentrated Growth Fund at the August 1, 2002 Goldman Sachs Trust Board Meeting.

10	This Management Agreement was approved on behalf of the Emerging Markets Debt Fund at the July 31, 2003 Goldman Sachs Trust Board Meeting.

11	This Management Agreement was approved on behalf of the U.S. Mortgages Fund and Investment Grade Credit Fund at the October 30, 2003 Goldman Sachs Trust Board Meeting.

12	This Management Agreement was approved on behalf of the Small/Mid-Cap Growth Fund at the May 12, 2005 Goldman Sachs Trust Board Meeting.

13	This Management Agreement was approved on behalf of the U.S. Equity Dividend and Premium Fund at the June 16, 2005 Goldman Sachs Trust Board Meeting.

14	This Management Agreement was approved on behalf of the Structured International Equity Flex Fund at the March 16, 2006 Goldman Sachs Trust Board Meeting.

15	This Management Agreement was approved on behalf of the International Real Estate Securities Fund and BRIC Fund at the May 11, 2006 Goldman Sachs Trust Board Meeting.

16	This Management Agreement was approved on behalf of the Core Plus Fixed Income Fund at the August 10, 2006 Goldman Sachs Trust Board Meeting.

17	This Management Agreement was approved on behalf of the Structured Small Cap Value, Structured Small Cap Growth and Strategic International Equity Funds at the November 9, 2006 Goldman Sachs Trust Board Meeting.

18	This Management Agreement was approved on behalf of the Commodity Strategy Fund (formerly Commodity Exposure Fund) at the December 14, 2006 Goldman Sachs Trust Board Meeting.

19	This Management Agreement was approved on behalf of the Structured Emerging Markets Equity Fund, Structured International Small Cap Fund, Structured International Tax-Managed Equity Fund and International Equity Dividend and Premium Fund at the May 10, 2007 Goldman Sachs Trust Board Meeting.

20	This Management Agreement was approved on behalf of the Inflation Protected Securities Fund at the June 14, 2007 Goldman Sachs Trust Board Meeting.

21	This Management Agreement was approved on behalf of the Absolute Return Tracker Fund at the November 8, 2007 Goldman Sachs Trust Board Meeting.

22	This Management Agreement was approved on behalf of the Local Emerging Markets Debt Fund and All Cap Growth Fund at the December 13, 2007 Goldman Sachs Trust Board Meeting.

23	This Management Agreement was approved on behalf of the U.S. Equity Fund and Dynamic Allocation Fund at the November 19, 2009 Goldman Sachs Trust Board Meeting.

24	This Management Agreement was approved on behalf of the Strategic Income Fund at the June 17, 2010 Goldman Sachs Trust Board Meeting.